UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRDGX Dividend Growth Fund –
.
TADGX Dividend Growth Fund–
.
Advisor  Class
PDGIX Dividend Growth Fund–
.
I  Class
TRZDX Dividend Growth Fund–
.
Z Class

T. ROWE PRICE Dividend Growth Fund
HIGHLIGHTS
Despite posting negative absolute returns, the Dividend Growth Fund significantly outperformed the benchmark S&P 500 Index for the 12-month period ended
December 31, 2022.
The consumer discretionary sector led relative performance thanks to favorable stock selection. The portfolio’s underweight allocation to the communication services sector also benefited relative performance.
We continue to seek compelling risk/reward opportunities, with the health care sector as our largest allocation on an absolute basis, followed by information technology and financials.
Our preference for high-quality companies with durable growth traits has proven to be a ballast in challenging market conditions, and we continue to build positions in companies with compelling reward/risk profiles that we believe have strong dividend growth prospects on a multiyear view.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Dividend Growth Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Dividend Growth Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Dividend Growth Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks dividend income and long-term capital growth primarily through investments in stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Dividend Growth Fund
returned -10.23% (net of
fees) for the 12-month period
ended December 31, 2022.
The fund outperformed its
primary benchmark, the
S&P 500 Index, and its peer
group, the Lipper Large-Cap
Core Funds Index. The fund
underperformed its style-
specific, dividend growth-
focused benchmark, the
Nasdaq US Broad Dividend
Achievers Index. (Returns
for the Advisor, I, and Z
Class shares varied slightly,
reflecting their different fee structures. Past performance cannot guarantee future results .)
The fund’s Board of Directors declared an annual dividend of $0.2408 per share (distributions may vary for the fund’s Advisor, I, and Z Class shares) on
December 12, 2022. Dividend distributions for the year to date totaled $0.7308 per share. Shareholders should have already received a check or statement reflecting these distributions.
What factors influenced the fund’s performance?
U.S. equities were broadly lower in 2022, as measured by the S&P 500 Index, which declined 18.11%. Our style-specific benchmark, the Nasdaq US Broad
Dividend Achievers Index, fell by 5.78%. Markets declined on investor concerns over rising inflation and whether the Federal Reserve’s efforts to curb it would push the economy into a recession. These concerns prompted a sell-off in global equities, particularly in growth stocks, which generated earnings and cash flows over a longer duration and had elevated valuations after a rapid runup since the pandemic.
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Dividend Growth Fund –
.
6.16% -10.23%
Dividend Growth Fund–
.
Advisor  Class 6.04 -10.45
Dividend Growth Fund–
.
I  Class 6.23 -10.10
Dividend Growth Fund–
.
Z  Class 6.51 -9.66
S&P 500 Index 2.31 -18.11
Lipper Large-Cap
Core Funds Index 3.31 -17.00

T. ROWE PRICE Dividend Growth Fund

While the portfolio posted negative absolute returns, our focus on buying and holding high-quality companies that have strong balance sheets, durable cash flow generation, and increasing dividends helped the fund outperform its benchmark and once again provide the downside support that has been a consistent feature of the strategy throughout its history.
The portfolio’s favorable stock selection within consumer discretionary significantly benefited relative performance as discount and off-price retailers were able to capitalize on consumers trading down to value offerings in the face of high inflation. Shares of large discount retailer Dollar General advanced to benefit relative returns. The company was nimble in adjusting its product mix to meet customer needs, particularly with a midyear shift toward consumables, and key sales metrics improved as a result. We believe Dollar
General’s largely rural footprint can continue to attract customers seeking these savings in a deteriorating economy and like the company’s durable earnings growth potential. Our position in Ross Stores, which provides a compelling mix of name-brand and designer apparel and home fashion at price points that resonate strongly with value-conscious consumers, also benefited relative returns. The company benefited from a favorable buying environment for off-
price retailers, improved its inventory mix, and elevated its forward guidance.
We like Ross Stores for its position in the attractive off-price retail segment as well as its strong balance sheet. We believe both companies can continue to perform in challenging macroeconomic circumstances.
Our underweight position to the communication services sector boosted relative performance as it was the benchmark’s worst-performing sector over the time period. Our underweight exposure to names in media and entertainment had a notable positive impact on performance amid slowing earnings and growth prospects and increased competition from peers.
Many companies within the sector do not pay a dividend or meet our investment criteria.
Our stock choices and underweight position in the information technology
(IT) sector benefited relative performance. Our preference for the resilient business models and high recurring revenues of payment processors within the
IT services industry were ballast in a sector that was hit hard by recurring sell-
offs in growth stocks. Shares of Visa were down slightly during the period but outperformed sector peers as the company benefited from international travel reopening after the pandemic, leading to a run of impressive earnings. We believe the company is well positioned for the ongoing transition to electronic payments, and we appreciate its pricing power and ability to generate free cash flow.

T. ROWE PRICE Dividend Growth Fund

Our underweight to the energy sector detracted from returns as the sector led the market for the year, up over 65%. Our underweight has traditionally stemmed from skepticism on the durability of earnings for companies in the energy sector, given the link to commodity prices, as well as capital allocation practices within the sector. However, we found select opportunities to slightly reduce that underweight during the period. The companies we do own have strong balance sheets, are good capital allocators, and have been consistent dividend growers.
The portfolio’s stock choices in the materials sector detracted from relative performance, though our overweight position modestly mitigated that impact.
Ball, the global leader in aluminum packaging products with a large market share in beverage packaging, detracted from relative returns during the period.
Demand for the company’s products coming out of the pandemic-related can shortage was weaker than expected, with elevated cost inflation also impacting the company’s performance. While we believe these are short-term headwinds and continue to like the company for its durable capital allocation framework, we are monitoring the near- and long-term outlooks for the company and managing our position size accordingly.
How is the fund positioned?
As shown in the Sector Diversification table, the fund’s largest allocations at the end of the period were in health care, information technology, and financials.
These are sectors where we believe we can find high-quality companies with sustainable competitive advantages, durable business models, attractive valuations, and potential for strong dividend growth.
Our buying activity throughout the year reflected our nimble views on the market. In the first half of the year, we made several significant additions in the consumer staples sector, which is generally viewed as a defensive segment of the market. We initiated a position in Walmart, as we like the company’s domestically focused business plan and potential to attract more consumers trading down to value offerings in the face of inflationary concerns. We added to our position in Philip Morris International, whose purchase of popular Zyn oral nicotine pouch manufacturer Swedish Match offers it a route back into the U.S. market and can increase the company’s stronghold in the smoke-free segment.
As the year progressed, we started leaning into more cyclical exposure on the belief that defensive sectors of the market were fully valued. These initiations include KLA Corp., a semiconductor capital equipment company with irreplaceable tools for developers and manufacturers in its industry.
We like its capital allocation structure and potential for resilience in an industry downcycle.

T. ROWE PRICE Dividend Growth Fund

We have also focused on decarbonization and automation efforts, as well as energy efficiency, and found those opportunities within the industrials and business services sector. We initiated a position in Trane Technologies, a commercially geared HVAC provider with a best-in-class management team and exposure to secular trends, such as energy efficiency and building automation. In that same vein, we also added shares of Honeywell and initiated a position in Schneider Electric, a France-based electrical management company specializing in digital automation and energy management that we believe is it is poised to be a key beneficiary of electrification and energy efficiency trends.
We also added to the
portfolio’s exposure to the
energy sector through an
initiation in ExxonMobil,
an integrated oil and gas
company. We are constructive
on the company’s improved
spending control and
newfound commitment to
shareholder returns, and
we believe ExxonMobil
is poised for a period of
growth as its entry into
new markets could increase
production worldwide.
We trimmed some of our
top holdings within the
information technology
sector, including Microsoft
and Apple, to manage our
position sizes and help fund
other attractive ideas. We
remain constructive on both
companies. In our view, Microsoft’s broad-based success in cloud computing, most notably with Office 365 and Azure in its Intelligent Cloud segment, has made it a singularly advantaged and valuable enterprise technology business that can deliver durable revenue and free cash flow growth. Regarding Apple, we still like the company’s broad-based product growth, its reacceleration in
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Health Care 18.5% 18.4%
Information Technology 19.2  17.3
Financials 13.6  14.4
Industrials and Business
Services 12.3  12.8
Consumer Discretionary 7.8  9.0
Consumer Staples 8.7  8.8
Materials 5.3  4.9
Utilities 4.2  3.6
Real Estate 3.3  2.9
Energy 1.9  2.9
Communication Services 1.4  0.7
Other and Reserves 3.8  4.3
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Dividend Growth Fund

services revenue, and its demand potential in developing countries. We believe that network effects and innovations in technology will continue to drive user growth and engagement, paving the way for ad inventory expansion that should lead to earnings growth over time.
The portfolio’s exposure to the communication services sector decreased during the period as we eliminated Comcast, the largest U.S. cable operator. An increasingly challenging competitive landscape for legacy cable and internet services companies due to increasing cord-cutting, plus concerns about capital allocation to its Peacock streaming platform, caused us to exit our position.
What is portfolio management’s outlook?
We remain in a period of heightened volatility, given still elevated inflation, rising interest rates, and the very fluid geopolitical situation in Europe. We expect volatility to persist until inflation shows signs of cooling, we have greater clarity on the Fed’s path for raising rates, and the situation in Ukraine moves toward resolution. Our expectation is for more muted market returns going forward, which will be driven by the more fundamental drivers of earnings growth and dividends, with valuation a likely headwind. Against this backdrop, we believe our strategy is particularly well positioned to navigate the complex market environment ahead and provide downside support, as it should favor stocks generating earnings and cash flows over a shorter duration. We remain confident that our strategy will continue to generate earnings resilience and steer us through an uncertain environment for company earnings going forward. As always, our focus remains on buying and holding high-quality companies that have strong balance sheets, durable cash flow generation, and increasing dividends.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Dividend Growth Fund

RISKS OF STOCK INVESTING
A fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The Nasdaq Broad Dividend Achievers Index is composed of U.S.
accepted securities with at least 10 consecutive years of increasing annual regular dividend payments.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE Dividend Growth Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Microsoft 4.2%
Apple 2.8
UnitedHealth Group 2.8
Danaher 2.0
Chubb 2.0
Visa 1.8
Marsh & McLennan 1.8
Thermo Fisher Scientific 1.7
JPMorgan Chase 1.7
Accenture 1.7
AbbVie 1.6
Dollar General 1.6
Ross Stores 1.5
Honeywell International 1.5
Roper Technologies 1.4
Mondelez International 1.4
Charles Schwab 1.4
Becton Dickinson & Company 1.4
Coca-Cola 1.3
General Electric 1.3
Philip Morris International 1.3
Texas Instruments 1.3
Home Depot 1.3
AstraZeneca 1.3
Johnson & Johnson 1.2
Total 43.3%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Dividend Growth Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
DIVIDEND GROWTH FUND
Note: Performance for the Advisor, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Dividend Growth Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Dividend Growth Fund –
.
-10.23% 10.81% 12.80% – –
Dividend Growth Fund–
.
Advisor  Class -10.45 10.51 12.50 – –
Dividend Growth Fund–
.
I  Class -10.10 10.96 – 12.22% 12/17/15
Dividend Growth Fund–
.
Z  Class -9.66 – – 6.76 2/22/21
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor,
0.03
I , and
0.04
Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Dividend Growth Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has four share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Dividend Growth Fund 0.62%
Dividend Growth Fund–Advisor Class 0.89
Dividend Growth Fund–I Class 0.49
Dividend Growth Fund–Z Class 0.49
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Dividend Growth Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
DIVIDEND GROWTH FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,061.60 $3.33
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.98   3.26
Advisor Class
Actual   1,000.00   1,060.40   4.62
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.72   4.53
I Class
Actual   1,000.00   1,062.30   2.65
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.63   2.60
Z Class
Actual   1,000.00   1,065.10   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.64%,
the
2
Advisor Class was 0.89%, the
3
I Class was 0.51%, and the
4
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Dividend Growth Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 74 .07 $ 60 .01 $ 53 .32 $ 41 .47 $ 43 .38
Investment activities
Net investment income
(1)(2)
0 .72 0 .59 0 .62 0 .68 0 .73
Net realized and unrealized gain/
loss ( 8 .25 ) 14 .95 6 .69 12 .12 ( 1 .12 )
Total from investment activities ( 7 .53 ) 15 .54 7 .31 12 .80 ( 0 .39 )
Distributions
Net investment income ( 0 .73 ) ( 0 .58 ) ( 0 .62 ) ( 0 .66 ) ( 0 .73 )
Net realized gain ( 1 .71 ) ( 0 .90 ) — ( 0 .29 ) ( 0 .79 )
Total distributions ( 2 .44 ) ( 1 .48 ) ( 0 .62 ) ( 0 .95 ) ( 1 .52 )
NET ASSET VALUE
End of period $ 64 .10 $ 74 .07 $ 60 .01 $ 53 .32 $ 41 .47
Ratios/Supplemental Data
Total return
(2)(3)
( 10 .23 ) % 26 .04% 13 .93% 31 .02% ( 1 .06 ) %
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .64% 0 .62% 0 .63% 0 .62% 0 .64%
Net expenses after waivers/
payments by Price Associates 0 .64% 0 .62% 0 .63% 0 .62% 0 .64%
Net investment income 1 .08% 0 .88% 1 .19% 1 .40% 1 .63%
Portfolio turnover rate 15 .5% 12 .3% 13 .1% 7 .1% 16 .9%
Net assets, end of period (in
millions) $11,086 $14,625 $12,078 $10,165 $6,100
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Dividend Growth Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 73 .98 $ 59 .95 $ 53 .26 $ 41 .42 $ 43 .34
Investment activities
Net investment income
(1)(2)
0 .55 0 .40 0 .47 0 .54 0 .60
Net realized and unrealized gain/
loss ( 8 .22 ) 14 .93 6 .69 12 .11 ( 1 .12 )
Total from investment activities ( 7 .67 ) 15 .33 7 .16 12 .65 ( 0 .52 )
Distributions
Net investment income ( 0 .57 ) ( 0 .40 ) ( 0 .47 ) ( 0 .52 ) ( 0 .61 )
Net realized gain ( 1 .71 ) ( 0 .90 ) — ( 0 .29 ) ( 0 .79 )
Total distributions ( 2 .28 ) ( 1 .30 ) ( 0 .47 ) ( 0 .81 ) ( 1 .40 )
NET ASSET VALUE
End of period $ 64 .03 $ 73 .98 $ 59 .95 $ 53 .26 $ 41 .42
Ratios/Supplemental Data
Total return
(2)(3)
( 10 .45 ) % 25 .68% 13 .62% 30 .66% ( 1 .35 ) %
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .90% 0 .89% 0 .90% 0 .91% 0 .91%
Net expenses after waivers/
payments by Price Associates 0 .90% 0 .89% 0 .90% 0 .91% 0 .91%
Net investment income 0 .83% 0 .60% 0 .91% 1 .12% 1 .34%
Portfolio turnover rate 15 .5% 12 .3% 13 .1% 7 .1% 16 .9%
Net assets, end of period (in
thousands) $352,408 $438,861 $345,694 $346,106 $267,540
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Dividend Growth Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 74 .05 $ 59 .98 $ 53 .30 $ 41 .46 $ 43 .37
Investment activities
Net investment income
(1)(2)
0 .83 0 .67 0 .68 0 .74 0 .78
Net realized and unrealized gain/
loss ( 8 .26 ) 14 .95 6 .69 12 .11 ( 1 .11 )
Total from investment activities ( 7 .43 ) 15 .62 7 .37 12 .85 ( 0 .33 )
Distributions
Net investment income ( 0 .84 ) ( 0 .65 ) ( 0 .69 ) ( 0 .72 ) ( 0 .79 )
Net realized gain ( 1 .71 ) ( 0 .90 ) — ( 0 .29 ) ( 0 .79 )
Total distributions ( 2 .55 ) ( 1 .55 ) ( 0 .69 ) ( 1 .01 ) ( 1 .58 )
NET ASSET VALUE
End of period $ 64 .07 $ 74 .05 $ 59 .98 $ 53 .30 $ 41 .46
Ratios/Supplemental Data
Total return
(2)(3)
( 10 .10 ) % 26 .20% 14 .08% 31 .16% ( 0 .93 ) %
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .50% 0 .49% 0 .50% 0 .50% 0 .51%
Net expenses after waivers/
payments by Price Associates 0 .50% 0 .49% 0 .50% 0 .50% 0 .51%
Net investment income 1 .26% 1 .00% 1 .31% 1 .53% 1 .76%
Portfolio turnover rate 15 .5% 12 .3% 13 .1% 7 .1% 16 .9%
Net assets, end of period (in
millions) $8,671 $6,815 $5,541 $4,229 $2,338
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Dividend Growth Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
. . Year
Ended
12/31/22
2/22/21
(1)
Through
12/31/21
NET ASSET VALUE
Beginning of period $ 74 .12 $ 60 .84
Investment activities
Net investment income
(2)(3)
1 .15 0 .86
Net realized and unrealized gain/loss ( 8 .26 ) 14 .22
Total from investment activities ( 7 .11 ) 15 .08
Distributions
Net investment income ( 1 .16 ) ( 0 .90 )
Net realized gain ( 1 .71 ) ( 0 .90 )
Total distributions ( 2 .87 ) ( 1 .80 )
NET ASSET VALUE
End of period $ 64 .14 $ 74 .12
Ratios/Supplemental Data
Total return
(3)(4)
( 9 .66 ) % 24 .98%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price Associates 0 .49% 0 .49%
(5)
Net expenses after waivers/payments by Price Associates 0 .00% 0 .00%
(5)
Net investment income 1 .73% 1 .46%
(5)
Portfolio turnover rate 15 .5% 12 .3%
Net assets, end of period (in millions) $434 $545
0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Dividend Growth Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 95.4%
COMMUNICATION SERVICES 0.7%
Entertainment 0.7%
Walt Disney  (1) 1,749,646 152,009
Total Communication Services 152,009
CONSUMER DISCRETIONARY 8.8%
Hotels, Restaurants & Leisure 3.4%
Hilton Worldwide Holdings  1,617,260 204,357
Las Vegas Sands  (1) 1,900,583 91,361
Marriott International, Class A  305,485 45,484
McDonald's  879,338 231,732
Yum! Brands  904,258 115,817
688,751
Multiline Retail 1.6%
Dollar General  1,317,967 324,549
324,549
Specialty Retail 3.2%
Home Depot  829,370 261,965
Ross Stores  2,663,830 309,191
Tractor Supply  371,495 83,575
654,731
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Class B  1,114,889 130,453
130,453
Total Consumer Discretionary 1,798,484
CONSUMER STAPLES 8.8%
Beverages 3.8%
Coca-Cola  4,270,970 271,676
Constellation Brands, Class A  459,500 106,489
Diageo (GBP)  2,000,013 87,544
Keurig Dr Pepper  1,724,100 61,482
PepsiCo  1,359,402 245,590
772,781
Food & Staples Retailing 1.3%
Costco Wholesale  215,698 98,466
Walmart  1,233,800 174,941
273,407
Food Products 2.1%
McCormick (2) 644,467 53,420
Mondelez International, Class A  4,335,074 288,932

T. ROWE PRICE Dividend Growth Fund

Shares $ Value
(Cost and value in $000s)
‡
Nestle (CHF)  781,484 90,269
432,621
Household Products 0.3%
Colgate-Palmolive  710,767 56,001
56,001
Tobacco 1.3%
Philip Morris International  2,618,587 265,027
265,027
Total Consumer Staples 1,799,837
ENERGY 2.9%
Oil, Gas & Consumable Fuels 2.9%
EOG Resources  1,877,614 243,189
Exxon Mobil  2,058,700 227,075
TotalEnergies (EUR)  2,076,355 130,339
Total Energy 600,603
FINANCIALS 14.4%
Banks 3.9%
Bank of America  7,489,563 248,055
JPMorgan Chase  2,593,334 347,766
Wells Fargo  4,815,940 198,850
794,671
Capital Markets 4.0%
Charles Schwab  3,389,010 282,169
CME Group  565,803 95,145
Goldman Sachs Group  350,505 120,356
Morgan Stanley  2,595,082 220,634
S&P Global  291,418 97,608
815,912
Consumer Finance 0.5%
American Express  722,530 106,754
106,754
Insurance 6.0%
Aon, Class A  655,981 196,886
Chubb  1,847,799 407,625
Hartford Financial Services Group  1,918,400 145,472
Marsh & McLennan  2,223,371 367,924
Progressive  940,693 122,017
1,239,924
Total Financials 2,957,261

T. ROWE PRICE Dividend Growth Fund

Shares $ Value
(Cost and value in $000s)
‡
HEALTH CARE 18.4%
Biotechnology 1.6%
AbbVie  2,074,650 335,284
335,284
Health Care Equipment & Supplies 2.8%
Becton Dickinson & Company  1,106,770 281,452
Medtronic  766,691 59,587
Stryker  941,086 230,086
571,125
Health Care Providers & Services 4.7%
Cigna  593,835 196,761
Elevance Health  362,300 185,849
UnitedHealth Group  1,084,089 574,763
957,373
Life Sciences Tools & Services 4.9%
Agilent Technologies  1,586,936 237,485
Danaher  1,578,093 418,857
Thermo Fisher Scientific  636,802 350,681
1,007,023
Pharmaceuticals 4.4%
AstraZeneca, ADR  3,820,629 259,039
Eli Lilly  632,400 231,357
Johnson & Johnson  1,422,251 251,240
Zoetis  1,145,020 167,803
909,439
Total Health Care 3,780,244
INDUSTRIALS & BUSINESS SERVICES 12.8%
Aerospace & Defense 1.6%
Howmet Aerospace  2,731,327 107,641
Northrop Grumman  411,880 224,726
332,367
Air Freight & Logistics 0.6%
United Parcel Service, Class B  671,536 116,740
116,740
Building Products 0.6%
Trane Technologies  676,000 113,629
113,629
Commercial Services & Supplies 1.0%
Waste Connections  1,591,824 211,012
211,012

T. ROWE PRICE Dividend Growth Fund

Shares $ Value
(Cost and value in $000s)
‡
Electrical Equipment 0.2%
Rockwell Automation  37,600 9,685
Schneider Electric (EUR)  218,774 30,723
40,408
Industrial Conglomerates 4.2%
General Electric  3,180,680 266,509
Honeywell International  1,429,286 306,296
Roper Technologies  669,516 289,291
862,096
Machinery 2.1%
Cummins  478,920 116,037
Illinois Tool Works  739,989 163,020
Otis Worldwide  1,130,667 88,543
Stanley Black & Decker  933,800 70,147
437,747
Professional Services 0.4%
Equifax  424,710 82,547
82,547
Road & Rail 2.1%
JB Hunt Transport Services  635,797 110,858
Old Dominion Freight Line  384,500 109,113
Union Pacific  1,000,797 207,235
427,206
Total Industrials & Business Services 2,623,752
INFORMATION TECHNOLOGY 17.1%
Electronic Equipment, Instruments & Components 1.4%
Amphenol, Class A  1,828,908 139,253
TE Connectivity  1,366,791 156,908
296,161
IT Services 5.5%
Accenture, Class A  1,279,297 341,368
Automatic Data Processing  560,531 133,888
Broadridge Financial Solutions  1,241,466 166,518
Fidelity National Information Services  1,703,125 115,557
Visa, Class A  1,828,998 379,993
1,137,324
Semiconductors & Semiconductor Equipment 3.2%
Applied Materials  996,973 97,085
KLA  371,200 139,953
Microchip Technology  1,540,284 108,205
QUALCOMM  530,725 58,348

T. ROWE PRICE Dividend Growth Fund

Shares $ Value
(Cost and value in $000s)
‡
Texas Instruments  1,595,476 263,605
667,196
Software 4.2%
Microsoft  3,610,333 865,830
865,830
Technology Hardware, Storage & Peripherals 2.8%
Apple  4,455,971 578,964
578,964
Total Information Technology 3,545,475
MATERIALS 4.9%
Chemicals 3.5%
Air Products & Chemicals  377,362 116,326
Linde  655,286 213,741
Nutrien  (2) 1,410,100 102,979
RPM International  918,869 89,544
Sherwin-Williams  807,389 191,618
714,208
Containers & Packaging 1.4%
Avery Dennison  971,183 175,784
Ball  2,157,262 110,322
286,106
Total Materials 1,000,314
REAL ESTATE 2.9%
Equity Real Estate Investment Trusts 2.9%
American Tower, REIT  1,027,052 217,591
Crown Castle, REIT  482,271 65,415
Equity Residential, REIT  3,570,108 210,637
Rexford Industrial Realty, REIT  2,014,041 110,047
Total Real Estate 603,690
UTILITIES 3.7%
Electric Utilities 0.8%
NextEra Energy  1,936,178 161,864
161,864
Gas Utilities 0.6%
Atmos Energy  1,028,356 115,248
115,248
Multi-Utilities 2.3%
Ameren  2,196,899 195,348
CMS Energy  2,394,666 151,654

T. ROWE PRICE Dividend Growth Fund

Shares $ Value
(Cost and value in $000s)
‡
WEC Energy Group  1,292,200 121,157
468,159
Total Utilities 745,271
Total Common Stocks (Cost $11,207,161) 19,606,940
PREFERRED STOCKS 0.3%
CONSUMER DISCRETIONARY 0.3%
Automobiles 0.3%
Dr. Ing. h.c. F. Porsche (EUR)  (1) 596,424 60,187
Total Consumer Discretionary 60,187
Total Preferred Stocks (Cost $48,056) 60,187
SHORT-TERM INVESTMENTS 4.2%
Money Market Funds 4.2%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 854,208,572 854,209
Total Short-Term Investments (Cost $854,209) 854,209
SECURITIES LENDING COLLATERAL 0.2%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 33,497,178 33,497
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 33,497
Total Securities Lending Collateral (Cost $33,497) 33,497
Total Investments in Securities
100.1% of Net Assets
(Cost $12,142,923) $ 20,554,833
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 3. All or a portion of this security is on loan at December 31, 2022.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
CHF Swiss Franc

T. ROWE PRICE Dividend Growth Fund

.
.
.
.
.
.
.
.
.
.
EUR Euro
GBP British Pound
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Dividend Growth Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ — $ — $ 12,486 ++
Totals $ — # $ — $ 12,486 +
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government
Reserve Fund, 4.30% $ 776,677 ¤ ¤ $ 887,706
Total $ 887,706 ^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
+ Investment income comprised $12,486 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $887,706.

T. ROWE PRICE Dividend Growth Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $12,142,923) $ 20,554,833
Receivable for shares sold 51,597
Dividends receivable 24,092
Receivable for investment securities sold 8,165
Foreign currency (cost $5,761) 5,782
Cash 1
Other assets 3,415
Total assets 20,647,885
Liabilities
Payable for shares redeemed 35,493
Obligation to return securities lending collateral 33,497
Payable for investment securities purchased 24,554
Investment management fees payable 8,583
Due to affiliates 194
Payable to directors 13
Other liabilities 2,022
Total liabilities 104,356
NET ASSETS $ 20,543,529

T. ROWE PRICE Dividend Growth Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 8,448,512
Paid-in capital applicable to 320,553,755 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 12,095,017
NET ASSETS $ 20,543,529
NET ASSET VALUE PER SHARE
Investor Class
($11,086,167,263 / 172,940,149 shares outstanding) $ 64.10
Advisor Class
($352,408,499 / 5,503,812 shares outstanding) $ 64.03
I Class
($8,671,071,751 / 135,345,511 shares outstanding) $ 64.07
Z Class
($433,881,872 / 6,764,283 shares outstanding) $ 64.14

T. ROWE PRICE Dividend Growth Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $2,382) $ 353,406
Securities lending 79
Total income 353,485
Expenses
Investment management 98,495
Shareholder servicing
Investor Class $ 16,642
Advisor Class 563
I Class 707 17,912
Rule 12b-1 fees
Advisor Class 893
Prospectus and shareholder reports
Investor Class 484
Advisor Class 14
I Class 341 839
Custody and accounting 560
Registration 390
Directors 52
Legal and audit 30
Miscellaneous 132
Waived / paid by Price Associates (2,254)
Total expenses 117,049
Net investment income 236,436

T. ROWE PRICE Dividend Growth Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 611,418
Foreign currency transactions 318
Net realized gain 611,736
Change in net unrealized gain / loss
Securities (3,142,175)
Other assets and liabilities denominated in foreign currencies (21)
Change in net unrealized gain / loss (3,142,196)
Net realized and unrealized gain / loss (2,530,460)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (2,294,024)

T. ROWE PRICE Dividend Growth Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 236,436 $ 184,059
Net realized gain 611,736 641,229
Change in net unrealized gain / loss (3,142,196) 3,811,450
Increase (decrease) in net assets from operations (2,294,024) 4,636,738
Distributions to shareholders
Net earnings
Investor Class (408,632) (286,913)
Advisor Class (12,200) (7,679)
I Class (332,263) (141,250)
Z Class (19,235) (13,266)
Decrease in net assets from distributions (772,330) (449,108)
Capital share transactions
*
(1)
Shares sold
Investor Class 2,768,258 2,750,166
Advisor Class 89,547 114,950
I Class 3,905,115 1,325,032
Z Class 4,160 470,243
Distributions reinvested
Investor Class 371,841 260,385
Advisor Class 11,615 7,387
I Class 305,142 129,125
Z Class 19,235 13,266
Shares redeemed
Investor Class (4,767,133) (3,184,976)
Advisor Class (130,045) (113,362)
I Class (1,328,252) (1,468,927)
Z Class (62,978) (31,834)
Increase in net assets from capital share transactions 1,186,505 271,455

T. ROWE PRICE Dividend Growth Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (1,879,849) 4,459,085
Beginning of period 22,423,378 17,964,293
End of period $ 20,543,529 $ 22,423,378
*Share information (000s)
(1)
Shares sold
Investor Class 41,650 41,141
Advisor Class 1,352 1,750
I Class 58,773 20,075
Z Class 65 7,617
Distributions reinvested
Investor Class 5,642 3,703
Advisor Class 176 104
I Class 4,631 1,841
Z Class 292 189
Shares redeemed
Investor Class (71,804) (48,645)
Advisor Class (1,956) (1,689)
I Class (20,086) (22,268)
Z Class (942) (457)
Increase in shares outstanding 17,793 3,361
(1)
Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

T. ROWE PRICE Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund has four classes of shares: the Dividend Growth
Fund (Investor Class), the Dividend Growth Fund–Advisor Class (Advisor Class),
the Dividend Growth Fund–I Class (I Class) and the Dividend Growth Fund–Z Class
(Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the
Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE Dividend Growth Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE Dividend Growth Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE Dividend Growth Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

T. ROWE PRICE Dividend Growth Fund

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 19,268,065 $ 338,875 $ — $ 19,606,940
Preferred Stocks — 60,187 — 60,187
Short-Term Investments 854,209 — — 854,209
Securities Lending Collateral 33,497 — — 33,497
Total $ 20,155,771 $ 399,062 $ — $ 20,554,833

T. ROWE PRICE Dividend Growth Fund

NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$32,617,000; the value of cash collateral and related investments was $33,497,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $3,615,753,000 and $3,057,173,000, respectively, for the year ended
December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

T. ROWE PRICE Dividend Growth Fund

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to deemed distributions on shareholder redemptions.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 240,567 $ 179,910
Long-term capital gain 531,763 269,198
Total distributions $ 772,330 $ 449,108
($000s)
Cost of investments $ 12,166,663
Unrealized appreciation $ 8,581,039
Unrealized depreciation (192,816)
Net unrealized appreciation (depreciation) $ 8,388,223

T. ROWE PRICE Dividend Growth Fund

At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee;
management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.20% of the fund’s average
($000s)
Undistributed ordinary income $ 653
Undistributed long-term capital gain 59,636
Net unrealized appreciation (depreciation) 8,388,223
Total distributable earnings (loss) $ 8,448,512

T. ROWE PRICE Dividend Growth Fund

daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%. Effective May 1, 2021, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.17% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
At December 31, 2022, there were no amounts subject to repayment by the fund. Any

T. ROWE PRICE Dividend Growth Fund

repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $3,638,000 for T. Rowe Price Services, Inc.; and
$351,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
I Class Z Class
Expense limitation/I Class Limit 0.05% 0.00%
Expense limitation date 04/30/24 N/A
(Waived)/repaid during the period ($000s) $— $(2,254)

T. ROWE PRICE Dividend Growth Fund

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $144,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Dividend Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December 31,
2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Dividend Growth Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the
T. Rowe Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Dividend Growth Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$584,582,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $313,283,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $272,594,000 of the fund's income qualifies for the dividends-received deduction.

T. ROWE PRICE Dividend Growth Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Dividend Growth Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Dividend Growth Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Dividend Growth Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Dividend Growth Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Dividend Growth Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Dividend Growth Fund Principal Occupation(s)
Jason Adams (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Peter J. Bates, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Shawn T. Driscoll (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Jon Michael Friar (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Dividend Growth Fund

Name (Year of Birth)
Position Held With Dividend Growth Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Ryan S. Hedrick, CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Thomas J. Huber, CFA (1966)
President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Melanie A. Rizzo (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Vivian Si  (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Gabriel Solomon (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Steven Strycula (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Sellside Equity Research-
Executive Director, UBS Investment Bank (to 2020)
Anthony Bruce Wang  (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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RETIREMENT
IRAs: Traditional, Roth,
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Brokerage
Small Business Plans
help minimize taxes,
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T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582131
F58-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$24,672
Audit-Related Fees	-	-
Tax Fees	-	1,540
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023